Exhibit 10.4

                               MULTI-TENANT LEASE

     This lease is made as of the 28th day of January 2004, by and between First Industrial, L.P., a Delaware limited partnership ("Landlord) and Zynex Medical, Inc., a Colorado corporation, ("Tenant").

1. Basic Provisions: In addition to other terms which are defined elsewhere in this Lease or any Exhibits, the terms defined in the following subsections of this Section 1 shall have the meaning set forth in such subsection whenever used in this Lease.

     1.1 Building: 52,581 square foot multi-tenant building part of the Building Complex commonly known as Southwest Business Center.

     1.2 Premises: Approximately 9,857 square feet of space located in the Building, including all improvements therein or to be provided by Landlord under the terms of this Lease, commonly known by the street address of 8100 Southpark Way, Unit A-9, Littleton, Colorado 80120, as outlined on Exhibit A attached hereto. In addition to Tenant's rights to use and occupy the Premises as hereinafter specified, Tenant shall have non-exclusive rights to the Common Areas (as defined in Section
          2.4 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Building Complex.

     1.3 Building Complex: The Premises and the Building, the Common Areas (as defined below), the land upon which they are located, along with all other buildings and improvements thereon depicted on Exhibit B attached hereto and made a part hereof.

     1.4 Parking: Tenant's pro-rata share of unreserved vehicle parking spaces.

     1.5 Term: Five (5) years ("Primary Lease Term") commencing March 1, 2004 ("Commencement Date") and ending February 28, 2009 ("Expiration Date").

     1.6 Estimated Delivery Date: March 1, 2004. [This is a nonbinding estimate of the date on which Landlord currently estimates it will be able to deliver the Premises to Tenant for the purposes of Tenant commencing its tenant finish work.]

     1.7  Base Rent:

             Lease Year            Rate/SF NNN        Monthly Rent
          ---------------          -----------        ------------

          3/1/04 -2/28/05            $4.50            $3,696.38
          3/1/05 -2/28/06            $9.25            $7,598.10
          3/1/06 -2/28/07            $9.50            $7,803.46
          3/1/07 -2/29/08            $9.75            $8,008.81
          3/1/08 -2/28/09            $10.00           $8,214.17

     Upon execution Tenant shall pay $6,423.48 as Base Rent and estimated Common Area Maintenance expenses for the period of March 1-31, 2004. For the Primary Lease Term Base Rent shall be payable on the first day of each month.

     1.8 Rentable Area: Approximately 52,581 square feet which is all rentable space available for lease in the Building Complex. Unless otherwise provided herein, any square footage set forth in this Lease or that may have been used in calculating this Rent and/or Common Area Operating Expenses is an approximation which Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon are not subject to revision whether or not the actual square footage is more or less. Notwithstanding the foregoing, if there is: (i) alteration to the Premises or the Building or Building Complex after the Commencement Date; or (ii) any change in the designated Rentable Area of the Building Complex, then Landlord shall have the exclusive discretion to recalculate Tenant's Share by substituting the revised approximate Rentable Area of the Premises and/or the Building Complex in the calculation described above. Any change in the approximate Rentable Area of the Premises or recalculated by Landlord shall be effective, for purposes of calculating Tenant's Share as of the first day of the next calendar month after such change.

     1.9 Tenant's Share of Common Area Operating Expenses: 18.75% (calculated by dividing 9.857 by 52.581).

     1.10 Security Deposit: $10,940.00.

     1.11 Permitted Use: General office for sales of stroke recovery systems.

     1.12 Guarantor. The obligations of the Tenant under this Lease are to be guaranteed by Thomas Sandgaard.


2.   Premises, Parking and Common Areas.

     2.1 Grant. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the term, at the rent and upon all of the terms, covenants and conditions set forth in this Lease.

     2.2 Landlord Delivery. Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date and warrants to Tenant that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Tenant, shall be in good operating condition on the Commencement Date. If Tenant does not give Landlord written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

     2.3 Acceptance of Premises. Tenant hereby acknowledges: (a) that it has been advised to satisfy itself with respect to the condition of the Premises including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Tenant's intended use; (b) that Tenant has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Tenant's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Landlord, nor any of Landlord's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. If Landlord has agreed to complete finish work in the Premises, such work shall be completed in accordance with Exhibit C attached hereto and made a part hereof (the "Work Agreement"), and such work may be referred to herein as "Landlord's Work. Except as set forth expressly in the Work Agreement, Landlord shall have no obligation for completion of remodeling of the Premises and Tenant shall accept the Premises in its "AS IS" condition.

                                                                            COPY
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     2.4  Common Areas. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Building Complex and interior utility raceways within the Premises that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Building Complex and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, utility rooms, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the Term of this Lease the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Building Complex. Under no circumstances shall the right therein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Landlord shall have the right, in Landlord's sole discretion, from time to time: (i) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;
          (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) to designate other land outside the boundaries of the Building Complex to be a part of the Common Areas; (iv) to add additional building and improvements to the Common Areas; (v) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building Complex, or any portion thereof; and (vi) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Building Complex as Landlord may, in the exercise of sound business judgment deem to be appropriate.


     2.5 Parking. Tenant shall be entitled to use the number of unreserved parking spaces specified in Section 1.4 on those portions of the Common Areas designated from time to time by Landlord for parking. Tenant shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Landlord in the Rules and Regulations issued by Landlord. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows use of the prohibited areas, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.


3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Primary Lease Term of this Lease are as specified in Section l.5.

     3.2 Delivery Date. If a Delivery Date is specified in Section 1.6 and if Tenant totally or partially occupies the Premises after the Delivery Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however (including but not limited to the obligations to pay Tenant's Share of Common Area Operating Expenses and to carry the insurance required in the Lease) shall be in effect during such period.

     3.3 Delay In Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant by the Estimated Delivery Date, if one is specified in Section 1.6, or if no Delivery Date is specified, by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the term hereof; but in such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Base Rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. The delay of said date shall be in full satisfaction of any claims Tenant might otherwise have as a result of such delay. If in accordance with the foregoing provision, the Commencement Date would occur on other than the first day of a calendar month, the Commencement Date shall be delayed until the first day of the next calendar month and the Primary Lease Term shall be measured from such date; provided, however, during any period of delayed commencement, all terms and provisions set forth in this Lease including, but not limited to Tenant's obligation to pay Base Rent and all other charges under the Lease shall commence at such earlier date. In order to place in writing the exact Commencement Date and Expiration Date of the Lease, the parties agree to execute a supplemental agreement to become a part hereof setting forth such dates as determined under the provisions of this Section 3.3.

     3.4 Lease Year. "Lease Year" as used in this Lease shall be defined as each twelve month period beginning with the Commencement Date or any anniversary thereof and ending on the immediately preceding day one year later.


4.   Rent.

     4.1 Base Rent. Tenant shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Landlord in lawful money of the United States, without offset or deduction on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for the period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant.

     4.2 Common Area Operating Expenses. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant's Share (as specified in Section 1.9) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Building Complex including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition of the Common Areas, including parking areas, utility rooms, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and exterior walls, including paint; exterior signs, awnings, any tenant directories, and fire detection, sprinkler systems, and all professional fees incurred in connection with the operation, management and maintenance of the Building Complex.

               (ii) The cost of water, gas, electricity and telephone to service either the Building Complex and/or the Premises, to the extent not separately metered.

               (iii) Snow, ice and debris removal service, and security services and the costs of any environmental inspections.

               (iv) Cost of capital improvements, structural repairs and
                    replacements in or to the Building Complex, which shall be amortized at a market rate of return over the useful life of such item as determined by Landlord's accountants.

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               (v)   Real Property Taxes to be paid by Landlord for the Building and the Common Areas under Section 11 hereof.

               (vi) The cost of the premiums for the insurance policies maintained by Landlord under Section 9 hereof.

               (vii) Any deductible portion of an insured loss concerning the
                     Building or the Common Areas.

               (viii) Any other services to be provided by Landlord that are stated elsewhere in this Lease to be a Common Area Operating Expense.

     (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to such other building in the Building Complex or to the operation, repair and maintenance thereof shall be allocated entirely to the Building or such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Landlord to all buildings in the Building Complex.

     (c) The inclusion of the improvements, facilities and services set forth in Section 4.2(a) shall not be deemed to impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless Landlord has agreed elsewhere in this Lease to provide the same or some of them.

     (d) Tenant's Share of Common Area Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of annual Common Area Operating Expenses and the same shall be payable monthly, as Landlord shall designate, during each calendar year on the same day as the Base Rent is due hereunder. If during any particular calendar year, there is a change in the information on which Landlord based the estimate upon which Tenant is then making its estimated Operating Expense payments so that such estimate furnished to Tenant is no longer accurate, Landlord shall be permitted to revise such estimate from time to time by notifying Tenant and there shall be such adjustments made in the monthly amount of Tenant's Share on the first day of the month following the serving of such statement to Tenant. Landlord shall deliver to Tenant after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Tenant's payments under this
          Section 4.2(d) during said preceding calendar year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Common Area Operating Expenses next becoming due. If Tenant's payments under this
          Section 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement. Landlord's failure to deliver statement of Tenant's share within one hundred and twenty (120) days shall not relieve Tenant of the obligation to pay sums otherwise due. Tenant's obligation to pay Tenant's Share of Common Area Operating Expenses shall survive the expiration or termination of the Lease.


5. Security Deposit. Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Section 1.10 as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Base Rent or other rent or charges due hereunder, or otherwise is in default under this Lease, Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. If Landlord uses or applies all or any portion of said Security Deposit, Tenant shall within ten (10) days after written request therefore deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Tenant shall, upon written request from Landlord, deposit additional monies with Landlord as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Section 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, within sixty (60) days after the expiration of the term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest herein), that portion of the Security Deposit, or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Tenant under this Lease. At Landlord's election, Landlord may elect to have the Security Deposit held by Landlord's manager in a separate security deposit, trust, trustee or escrow account established and maintained by such manager with respect to certain security deposits of tenants within the Building Complex. Unless Tenant is so notified, (i) Landlord will hold the Security Deposit and be responsible for its return; and (ii) Tenant may request return of the Security Deposit by giving Landlord written notice in accordance with the provisions of the Lease, and Landlord's manager, if any, agrees that in the event of a dispute over the ownership of the Security Deposit, the manager will not wrongfully withhold Landlord's true name and current mailing address from Tenant. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises in the event such interest be sold, and thereupon, Landlord shall be discharged from further liability with respect to such deposit. If the claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims.

6.   Use.

     6.1  Permitted Use.

          (a) Tenant shall use and occupy the Premises only for the Permitted Use set forth in Section 1.11 and for no other purpose. Tenant shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

          (b) Landlord hereby agrees to not unreasonably withhold or delay its consent to any written request by Tenant, Tenant's assignees or subtenants, and by prospective assignees and subtenants of Tenant, its assignees and subtenants, for a modification of said Permitted Use so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein does not conflict with uses by other Tenants, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Section 6. If Landlord elects to withhold such consent, Landlord shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Landlord's reasonable objections to the change in use.


7.   Hazardous Substances.

     7.1 Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to hydrocarbons, petroleum gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Section 7.4). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank; (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority; and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing. Tenant may, without Landlord's prior consent but upon notice to Landlord and in

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          compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Section 5.


     7.2 Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

     7.3 Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its managers, members, officers, directors, agents, employees, lenders and ground Landlord, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by anyone under Tenant's control. Tenant's obligations under this Section
          7.3 shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement. The indemnification set forth above shall survive the expiration or termination of this Lease.

     7.4 Tenant's Compliance with Requirements. Tenant shall at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions; and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within five (5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

     7.5 Inspection. Landlord, Landlord's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but not limited to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.


8.   Maintenance, Repairs, Utility Installations, Trade Fixtures and
     Alterations.

     8.1  By Tenant.

          (a) Subject to the provisions of Sections 8.2, 10, and 15, Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises; whether or not the equipment or facilities are located within the Premises, such as plumbing, heating, air conditioning and ventilating system, electrical lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors serving the Premises, including overhead doors, dock bumpers, dock pads, dock levelers, etc., plate glass, and skylights, but excluding any items which are the responsibility of Landlord pursuant to
               Section 8.2 below. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Tenant shall be responsible for trash removal.

          (b) Tenant shall, at Tenant's sole cost and expense, procure and maintain a contract, with copies to Landlord, customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Landlord reserves the right, upon notice to Tenant, to procure and maintain the preventative maintenance contract for the heating, air conditioning and ventilating systems, and if Landlord so elects, Tenant shall reimburse Landlord, upon demand, for the cost thereof.

          (c)  If Tenant fails to perform Tenant's obligations under this
               Section 8.1, Landlord may enter upon the Premises after ten (10) days' prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Premises in good order, condition and repair.

     8.2 By Landlord. Subject to the provisions of Sections 2.2, 4.2, 6, 8.1, 10 and 15, and except for damage caused by any negligent or intentional act or omission of Tenant, its agents, employees, suppliers or invitees, in which event Tenant shall repair the damage, Landlord, subject to reimbursement pursuant to Section 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing systems including fire alarm and/or smoke detention systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs, main sanitary sewer lines and utility systems serving the Common Areas and all parts thereof as well as providing the services for which there is a Common Area Operating Expense pursuant to Section 4.2. Landlord shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Landlord be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Tenant shall have no right to make repairs to the Building or Building Complex at Landlord's expense.

     8.3  Utility Installations, Trade Fixtures, Alterations.

     (a) Definitions, Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on, or about the Premises. The term "Trade Fixtures" shall mean Tenant's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises after the Delivery Date, other than Utility Installations or Trade Fixtures. "Tenant-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord pursuant to Section 8.4(a). Tenant shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Landlord's prior written consent. Tenant may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Landlord's consent but upon notice to Landlord, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed two thousand five hundred dollars ($2,500.00.)

     (b) Consent, Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form with detailed plans. All consents given by Landlord, whether by virtue of Section 8.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon; and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Tenant during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs two thousand five hundred dollars ($2,500.00) or more upon Tenant providing Landlord with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

     (c) Lien Protection. Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.

8.4  Ownership, Removal, Surrender, and Restoration.

     (a) Ownership. Subject to Landlord's right to require their removal and to cause Tenant to become the owner thereof as hereinafter provided in this Section 8.4, all Alterations and Utility Installations made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in writing to Tenant to be the owner of all or any specified part of the Tenant-Owned Alterations and Utility Installations. Unless otherwise instructed per Section 8.4(b) hereof, a11 Tenant-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Landlord and remain upon the Premises and be surrendered with the Premises by Tenant.

     (b) Removal. Unless otherwise agreed in writing, Landlord may require that any or all Tenant-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Landlord. Landlord may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Landlord.

     (c) Surrender/Restoration. Tenant shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant's Trade Fixtures, furnishings, equipment, and Tenant-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Tenant, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Tenant, all as may then be required by Applicable Requirements and/or good practice. Tenant's Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant subject to its obligation to repair and restore the Premises per this Lease. Any Trade Fixtures, Alterations and/or Utility Installations not removed upon the expiration of this Lease shall be deemed abandoned and may be disposed of by Landlord, as Landlord may determine appropriate, without further notice to Tenant. Tenant shall pay Landlord all expenses incurred in connection with such items including, but not limited to, the costs of repairing any damage to the Premises caused by removal of such items. Tenant's obligation hereunder shall survive the expiration or other termination of the Lease.


9.   Insurance; Indemnity

     9.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Landlord under this Section 9 shall be a Common Area Operating Expense pursuant to Section 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     9.2  Liability Insurance.

          (a) Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a commercial general liability policy of insurance protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than two million dollars ($2,000,000) per occurrence with an "Additional Insured-Managers or Landlords of Premises" endorsement and contain the "Amendment at the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only. In addition, Tenant shall maintain workers' compensation insurance as is required by state law.

          (b) Carried By Landlord. Subject to reimbursement of premiums as described in Section 9.1, Landlord shall also maintain liability insurance described in Section 9.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured therein.

     9.3 Property Insurance. Subject to reimbursement of premiums as described in Section 9.1, Landlord shall maintain property damage insurance on such portions of the Building Complex from time to time which Landlord has the obligation to maintain and repair under this Lease, above foundation walls, insuring against loss or damage by fire or other casualty covered by a so-called "special form" policy, in such amounts, and from companies and on such terms and conditions as Landlord deems appropriate from time to time. Tenant-Owned Alterations and Utility Installations, Trade Fixtures and Tenant's' personal property shall be insured by Tenant pursuant to Section 9.4. Landlord may also obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and any Lender(s), insuring the loss of the full rental and other charges payable by all Tenants of the Building to Landlord for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Tenant shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Building Complex if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

     9.4 Tenant's Property Insurance. Subject to the requirements of Section 9.5, Tenant at its cost shall either by separate policy or, at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property, Trade Fixtures and Tenant-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Landlord as the Insuring Party under Section 9.3. Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property and the restoration of Trade Fixtures and Tenant-Owned Alterations and Utility Installations. Upon request from Landlord, Tenant shall provide Landlord with written evidence that such insurance is in force. Insurance required of Tenant hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 9. Tenant shall cause to be delivered to Landlord, within seven (7) days after the earlier of the Delivery Date or the Commencement Date evidence of the existence and amounts of, the insurance required under Section 9.2(a) and 9.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Landlord. Tenant shall at least thirty
          (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

     9.5 Waiver. Tenant and Landlord each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property or for any business interruption arising out of or incident to the perils to the extent such loss or damage or business interruption is coverable by a standard or special form policy regardless of whether such insurance is carried or not, or if so carried, payable to or protects Landlord or Tenant or both. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

     9.6 Indemnity. Except for Landlord's willful misconduct, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its agents, employees, Landlord's master or ground Landlord, members, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or Breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. The provisions of this Section shall survive the expiration or termination of this Lease.

     9.7 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Building Complex. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom, or for any consequential damages of Tenant. Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited to its interest in the Building Complex.


10.  Damage or Destruction.

     10.1 Total Damage. If the Premises or the Building shall be so damaged by fire or other casualty as to render the Premises wholly untenantable and if such damage shall be so great that a competent architect, in good standing, selected by Landlord shall certify in writing to Landlord and Tenant within ninety (90) days of said casualty that the Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred eighty (180) working days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage and Tenant shall thereupon surrender to Landlord the Premises and all interest therein hereunder and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease. If, however, the damage shall be such that said architect shall certify within said ninety
          (90) day period that the Premises can be made tenantable within said one hundred eighty (180) day period, then, except as hereinafter provided, Landlord shall repair the damage so done (to the extent of the Building Standard tenant finish allowance then provided by Landlord to tenants in the Building) with all reasonable speed.

     10.2 Partial Damage. If the Premises shall be slightly damaged by fire or other casualty, but not so as to render the same wholly untenantable or to require a repair period in excess of one hundred eighty (180) days, then, Landlord, after receiving notice in writing of the occurrence of the casualty, except as hereafter provided, shall cause the same to be repaired to the extent of the base tenant finish per the then-current standard allowance provided by Landlord to tenants in the Building with reasonable promptness. If the estimated repair period as established in accordance with the provisions of subparagraph 10.1 above exceeds one hundred eighty (180) days, then the provisions of subparagraph 10.1 shall control notwithstanding the fact that the Premises are not wholly untenantable.

     10.3 Building Damage. In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though said Premises may not be affected, or if affected, can be repaired within said one hundred eighty (180) days), that, within ninety (90) days after the happening of such injury, Landlord shall decide not to reconstruct or rebuild said Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said ninety (90) days, Tenant shall pay the rent, properly apportioned up to such date, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged of all further obligations hereunder.

     10.4 Rent Abatement. Provided that the casualty is not the fault of Tenant, Tenant's agents, servants, or employees. Tenant's rent shall abate during any such period of Landlord's repair and restoration, but only to the extent of any recovery by Landlord under its rental insurance related to the Premises in the same proportion that the part of the Premises rendered untenantable bears to the whole.

     10.5 Tenant's Obligation. In the event the Lease is not terminated, Tenant shall, at its expense, replace or fully repair Tenant's personal property and Alterations and/or Utility Installations installed by Tenant in the Premises existing on the date of the occurrence of the casualty and Tenant shall fully cooperate with Landlord in removing Tenant's personal property and any debris from the Premises to facilitate making of repairs.


11.  Real Property Taxes.

     11.1 Payment of Taxes. Landlord shall pay the Real Property Taxes, as defined in Section 11.2, applicable to the Building Complex, and except as otherwise provided in Section 11.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Section 4.2.

     11.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Building Complex by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Building Complex or any portion thereof, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Building Complex or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties, and any reasonable expenses incurred by Landlord in contesting such taxes or assessment of the Building Complex. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     11.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Building Complex by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Notwithstanding Section 11.1 hereof, Tenant shall, however, pay to Landlord at the time Common Area Operating Expenses are payable under Section 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Tenant or at Tenant's request.

     11.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     11.5 Tenant's Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Building Complex. When possible, Tenant shall cause its Tenant-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant's property within ten
          (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property. In addition, Tenant shall pay all taxes, including, without limitation, workers' compensation, general license or franchise taxes and rent taxes, if any, which may be required for the conduct of Tenant's business.

12. Utilities. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Tenant shall pay to Landlord a reasonable proportion to be determined by Landlord of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Section 4.2(d). In addition, Tenant shall reimburse Landlord for the reasonable costs incurred by Landlord in providing services which are shared by more than one tenant after ordinary business hours, including, without limitation, the costs for materials, additional wear and tear on equipment, utility charges and labor (including fringe benefits and overhead costs). Computation for Landlord's costs for providing such services will be made by Landlord's engineer, based on such engineer's survey of Tenant's excess usage.


13.  Assignment and Subletting.

     13.1 Landlord's Consent Required.

          (a) Tenant shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet a11 or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent will not unreasonably be withheld provided that (i) Tenant has complied with the provisions of this subparagraph and Landlord has declined to exercise its rights thereunder; (ii) the proposed subtenant or assignee is engaged in a business in the Premises which will be used in a manner which is in keeping with the then standards of the Building Complex and does not conflict with any exclusive use rights granted to any other tenant; (iii) the proposed subtenant or assignee has reasonable financial worth in light of the responsibilities involved and Tenant shall have provided Landlord with reasonable evidence thereof; (iv) Tenant is not in default hereunder at the time it makes its request for such consent; (v) the proposed subtenant or assignee is not a governmental or quasi-governmental agency; (vi) the proposed subtenant or assignee is not a tenant under or is not currently negotiating a lease with Landlord in any building owned by Landlord in the Denver metropolitan area (including in the Building Complex); or
               (vii) the rent under such sublease or assignment is not less than the rent to be paid by Tenant for such space under the Lease and is not less than eighty-five percent (85%) of the rental rate then being offered by Landlord for similar space in the Building Complex. Notwithstanding anything contained in Section 13 to the contrary, in the event Tenant requests Landlord's consent to sublet all or a portion of the Premises or to assign its interest in this Lease, Landlord shall have the right to (x) consent to such sublease or assignment in its reasonable discretion as described in the preceding sentences; (y) refuse to grant such consent in Landlord's reasonable discretion based upon the criteria described above; or (z) refuse to grant such consent and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, if Landlord refuses to grant such consent and elects to terminate the Lease as to such portion of the Premises, Tenant shall have the right within fifteen (15) days after Landlord's exercise of its right to terminate to withdraw Tenant's request for such consent and remain in possession of the Premises under the terms and conditions hereof. In the event the Lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than thirty (30) days following such notice. Tenant hereby agrees that in the event it desires to sublease all or any portion of the Premises or assign this Lease to any party, in whole or in part, Tenant shall notify Landlord not less than sixty (60) days prior to the date Tenant desires to sublease such portion of the Premises or assign this Lease ("Tenant's Notice"). Tenant's Notice shall set forth a description of the Premises to be so sublet or assigned and the terms and conditions on which Tenant desires to sublet the Premises or assign this Lease. Landlord shall have forty-five
               (45) days following receipt of Tenant's Notice to exercise Landlord's rights pursuant to (x), (y) and (z) above. If Landlord consents to such sublease or assignment, and if for any reason Tenant is unable to sublet said portion of the Premises or assign the applicable portion of its interest in this Lease on the terms and conditions contained in Tenant's Notice within one hundred and twenty (120) days following its original notice to Landlord, Tenant agrees to re-offer the Premises to Landlord in accordance with the provisions hereof prior to subleasing or assigning the same to any third party.

          (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Tenant, shall constitute a change in control for this purpose.

          (c) The involvement of Tenant or its assets in any transaction or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result in a reduction of the Net Worth of Tenant, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Tenant as it was represented to Landlord at the time of full execution and delivery of this Lease, or at the time of the most recent assignment to which Landlord has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "Net Worth of Tenant" for purposes of this Lease shall be the net worth of Tenant (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Tenant's interest in this Lease without Landlord's specific prior written consent shall, at Landlord's option, be a Default curable after notice per Section 13.1, or a non-curable Default without the necessity of any notice and grace period. If Landlord elects to treat such unconsented assignment or subletting as a non-curable Default, Landlord shall have the right to either: (i)terminate this Lease, or (ii) upon thirty (30) days written notice ("Landlord's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Landlord, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Tenant, Tenant shall pay the amount set forth in Landlord's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Default and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Tenant shall be subject to similar adjustment to the then fair market value as reasonably determined by Landlord (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect; (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment; and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Landlord's Notice.

          (e) Tenant's remedy for any breach of this Section 13.1 by Landlord shall be limited to compensatory damages and/or injunctive relief.

     13.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Landlord's consent any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or subtenant of the obligations of Tenant under this Lease; (ii) release Tenant of any obligations hereunder; nor
               (iii) alter the primary liability of Tenant for the payment of Base Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.

          (b) Landlord may accept any rent or performance of Tenant's obligations from any person other than Tenant pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the Default or breach by Tenant of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the assignee or subtenant. However Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

          (d) In the event of any Default of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant, any Guarantors or anyone else responsible for the performance of the Tenant's obligations under this Lease, including any subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtenant, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of one thousand dollars ($1,000.00) or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Landlord's considering and processing the request for consent. Tenant agrees to provide Landlord with such other or additional information and/or documentation as may be reasonably requested by Landlord.

          (f) Any assignee of, or subtenant under this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

          (g) The occurrence of a transaction described in Section 13.2(c) shall give Landlord the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six
               (6) times the then monthly Base Rent, and Landlord may make the actual receipt by Landlord of the Security Deposit increase a condition to Landlord's consent to such transaction.

          (h) Landlord, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Landlord.

          (i) If Tenant collects any rental or other amounts from a subtenant or assignee in excess of the Base Rent and Tenant's Share of Common Area Operating Expenses, Tenant shall pay the Landlord, as and when Tenant receives the same, all such excess amounts received by Tenant less any improvements, brokers' fees, advertising expenses or other concessions to the extent all of the above are actually paid for by Tenant in the procurement of a subtenant or assignee.

     13.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under the Lease; provided, however, that until a Default (as defined in Section 14.1) shall occur in the performance of Tenant's obligations under this Lease, Tenant may, except as otherwise may be provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of the foregoing provision except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of the foregoing provision or any other assignment of such sublease to Landlord, nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublease under such Sublease. Tenant hereby irrevocably authorizes and directs any such sublease, upon receipt of a written notice from Landlord stating that a Default exists in the performance of Tenant's obligations under this Lease to pay to Landlord the rents and other charges due and to become due under the sublease. Subtenant shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Tenant to the contrary, Tenant shall have no right or claim against such subtenant, or, until the Default has been cured, against Landlord, for any such rents and other charges so paid by said subtenant to Landlord.

          (b) In the event of a Default by Tenant in the performances of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of the sublandlord under such sublease from the time of the exercise of said option to the expiration of such subleases; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to such sublandlord or for any other prior defaults or breaches of such sublandlord under such sublease.

          (c) Any matter or thing requiring the consent of the sublandlord under a sublease shall also require the consent of Landlord herein.

          (d) No subtenant under a sublease approved by Landlord shall further assign or sublet all or any part of the Premises without Landlord's prior written consent, which may be granted or denied in Landlord's sole discretion.


14. Default; Remedies.

     14.1 Default. A "Default" or "Event of Default" by Tenant is defined as a failure by Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease. Each one of the following shall be an event of default:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Tenant to make any payment of Base Rent, Tenant's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Tenant hereunder as and when due, the failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Tenant to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3)days following written notice thereof by or on behalf of Landlord to Tenant.

          (c) Except as expressly otherwise provided in this Lease, the failure by Tenant to provide Landlord with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Section 7.4; (ii) the inspection, maintenance and service contracts required by Section 8.l(b); (iii) the rescission of an unauthorized assignment or subletting per Section 13; (v) a Tenancy Statement per Sections 17 or 37; (vi) the subordination or non-subordination of this Lease per Section 31; (vi) the guaranty of the performance of Tenant's obligations under this Lease if required under Sections
               1.12 and 37; (vii) the execution of any document requested under
               Section 41 (easements); or (viii) any other documentation or information which Landlord may reasonably require of Tenant under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Landlord to Tenant.

          (d) A Default by Tenant as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Section 39 hereof that are to be observed, complied with or performed by Tenant, other than those described in Subparagraphs 14.l(a), (b) or (c) above, where such Default continues for a period of thirty
               (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Tenant if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 14.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Landlord that any financial statement of Tenant or of any Guarantor, given to Landlord by Tenant or any Guarantor, was materially false.

          (g) If the performance of Tenant's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to the Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Tenant's failure within sixty (60) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with written alternative assurances of security, which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the Guarantors that existed at the time of execution of this Lease.

     14.2 Remedies

          (a) If any one or more Event of Default shall happen, then Landlord shall have the right at Landlord's election, then or at any time thereafter either:

               (l)(a) Without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming possession through or under Tenant and remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to reenter; as provided in this subparagraph (1), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its absolute discretion, may determine and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting; provided, however, Landlord shall use reasonable efforts to relet the Premises. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

               (1)(b) If Landlord elects to take possession of the Premises as provided in this subparagraph (1) without terminating the Lease, Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses incurred in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling, and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith, as provided aforesaid, will be made in determining the net proceeds received from such reletting. In addition, in determining the net proceeds from such reletting, any rent concessions will be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the rent and all other amounts owing hereunder would have been payable if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day; or

               (2)(a) To give Tenant written notice of intention to terminate this Lease on the date of such given notice or on any later date specified therein and, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability hereunder as hereinafter provided, as if the expiration of the term fixed in such notice were the end of the term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this subparagraph (2), Lessee shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owing by Tenant hereunder for the balance of the term had this Lease not been terminated less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the rent and other amounts would have been payable hereunder if this Lease had not been terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the amount of rent reserved in this Lease for the balance of the term hereof over the then Reasonable Rental Value of the Premises for the same period plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. It is agreed that the "Reasonable Rental Value" shall be the amount of rental which Landlord can obtain as rent for the remaining balance of the term.

          (b) Suit or suits for the recovery of the rents and other amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any rent or other amount and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, shall also be recoverable by Landlord from Tenant. Further, if an action is brought pursuant to the terms and provisions of the Lease, the prevailing party in such action shall be entitled to recover from the other party any and all reasonable attorneys' fees incurred by such prevailing party in connection with such action.

          (c) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a Default thereof and no acceptance of full or partial rent during the continuance of any such Default shall constitute a waiver of any such Default or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant and no Default thereof shall be waived, altered, or modified, except by written instrument executed by Landlord. No waiver of any Default shall affect or alter this Lease but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent Default thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

          (d) Nothing contained in this Section 14 shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an Event of Default only when such proceeding, action, or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease."

          (e) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

          (f) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

     14.3 Inducement Recapture in Event of Default. Any agreement by Landlord for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the term hereof as the same may be extended upon the occurrence of a Default (as defined in Section 14.1) of this Lease by Tenant, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord, as additional rent due under this Lease, notwithstanding any subsequent cure of said Default by Tenant. The acceptance by Landlord of rent or the cure of the Default which initiated the operation of this Section
          14.3 shall not be deemed a waiver by Landlord of the provisions of this Section 14.3 unless specifically so stated in writing by Landlord at the time of such acceptance.

     14.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within five
          (5) days after such amount shall be due, then, without any requirement for notice to Tenant. Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of Base Rent, then notwithstanding Section 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Landlord's option, become due and payable quarterly in advance.

     14.5 Default by Landlord. Landlord shall not be deemed in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this
          Section 14.5, a reasonable time shall in no event be less than thirty
          (30) days after receipt by Landlord, and by any Lender(s) whose name and address shall have been furnished to Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed: provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within such thirty (30)day period and thereafter diligently pursued to completion.


15. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession whichever first occurs. If more than ten percent (10%) of the floor area of the Premises or more than twenty-five percent (25%) of the portion of the Common Areas designated for Tenant's parking is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenant's Trade Fixtures.


16.  Brokers. Tenant and Landlord each represent and warrant to the other that
     (i) it has had no dealings with any person, firm, broker or finder other than David Fried of First Industrial Realty, Inc. (First Industrial) who acted as Landlord's agent in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby; and (ii) no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.


17.  Statements.

     17.1 Estoppel. Each party shall within ten (10) days after written notice from the other party execute, acknowledge, and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or, if there have been defaults, setting forth the nature thereof), the date to which the rent and other charges have been paid in advance, if any, and such other information as the requesting party may request. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein or any holder of any mortgage or deed of trust encumbering the Building Complex. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that:
          (i)the Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlords performance and (iii) not more than one month's rent has been paid in advance. Further, upon request, Tenant will supply Landlord a corporate or partnership resolution, as the case may be, certifying that the party signing said statement of Tenant is properly authorized to do so.

     17.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Tenant and all Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past three (3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.


18. Landlord's Liability. The term "Landlord" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Landlord's title or interest in the Premises or in this Lease, Landlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Landlord at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Landlord. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as hereinabove defined.


19. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.


20. Interest on Past Due Obligations. Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within ten
     (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent(4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Section 14.4.


21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.


22. Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.


23. No Prior or other Agreements. This Lease contains all agreements between the Parties with respect to any maker mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.


24.  Notices.

     24.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Section 24. The addresses noted below shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

          If to Local Landlord:         First Industrial Realty. Inc.
                                        5350 South Roslyn Street, Suite 240
                                        Greenwood Village, Colorado 80111
                                        Attn: Jane Montgomery

          If to Landlord:               First Industrial. L.P.
                                        311 South Wacker Drive. Suite 4000
                                        Chicago, Illinois 60606
                                        Attn: Chief Operating Officer

          with a copy to:               Barack Ferrazzano Kirschbaum
                                        Perlman & Nagelberg
                                        333 West Wacker Drive, Suite 2700
                                        Chicago. Illinois 60606
                                        Attn: Howard Nagelberg and
                                           Suzanne Besette-Smith

          If to Tenant:                 Zynex Medical, Inc.
                                        8100 Southpark Way
                                        Unit A-9
                                        Littleton, CO 80120
                                        Attn: Thomas Sandgaard

     24.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery of mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.


25. Waivers. No waiver by Landlord of the Default of any term, covenant or condition hereof by Tenant shall be deemed a waiver of any other form covenant or condition hereof or of any subsequent Default by Tenant of the same of any other term, covenant or condition hereof. Landlord's consent to or approval of any such act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval or any subsequent or similar act by Tenant or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord's knowledge of a Default at the time of accepting rent, the acceptance of rent by Landlord shall not be a waiver of any Default by Landlord of any provision hereof. Any payment given Landlord by Tenant may be accepted by Landlord on account of moneys or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.


26. Recording. Tenant shall not record this Lease or a memorandum hereof. In the event that Tenant violates this provision, this Lease shall be null, void and of no further force and effect, at Landlord's option, except that Tenant shall be liable to Landlord as liquidated damages, in the amount of the remaining Rent to be paid hereunder.


27. Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination, of this Lease. In the event that Tenant holds over in violation of this Section 27 with the consent of Landlord, then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant.


28. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


29. Covenants and Conditions. All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.


30. Binding Effect: Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State of Colorado. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.


31.  Subordination; Attornment; Non-Disturbance

     31.1 Subordination. This Lease and any other Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Lender's holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Landlord under this, Lease, but that in the event of Landlord's default with respect to any such obligation. Tenant will give any Lender whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default pursuant to Section 14.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dales of the documentation or recordation thereof.

     31.2 Attornment. Subject to the non-disturbance provisions of Section 3 1.3, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not (i) be liable for any act or omission of any prior Landlord or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord; or (iii) be bound by prepayment of more than one month's rent.

     31.3 Non-Disturbance. With respect to Security Devices entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance ("non-disturbance agreement") from the Lender that Tenant's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in Default hereof and attorns to the record owner of the Premises.

     31.4 Self-Executing. The agreements contained in this Section 31 shall be effective without the execution of any further documents: provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

32 Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appear thereon. shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued or decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default.


33. Right of Entry. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the Building. as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.


34. Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.


35. Signage. Tenant shall not place any sign upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with Applicable Requirements and the signage criteria established for the Building Complex by Landlord. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Section R (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Landlord reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Tenant's business; Landlord shall be entitled to all revenues from such advertising signs. Landlord's sign criteria is attached hereto as part of Exhibit D.


36. Termination; Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises: provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.


37.  Guarantor.

     37.1 Form of Guaranty. If there are to be any Guarantors of the Lease per
          Section 1.12, the form of the guaranty to be executed by each such Guarantor shall be in the form provided by Landlord attached hereto as Exhibit E and each such Guarantor shall have the same obligations as Tenant under this Lease, including, but not limited to, the obligation to provide the Tenancy Statement and information required in Section 17.

     37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Tenant under this Lease if any such Guarantor fails or refuses, upon reasonable request by Landlord to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf; (b) current financial statements of Guarantor as may from time to time be requested by Landlord; (c) a Tenancy Statement; or (d) written confirmation that the guaranty is still in effect.


38. Quiet Possession. Upon payment by Tenant of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to he observed and performed under this Lease and subject to the provisions of this Lease, Tenant shall not be disturbed in its possession of the Premises for the entire term hereof by Landlord or any other person lawfully claiming through or under Landlord.


39. Rules and Regulations. Tenant agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations) which Landlord may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Building Complex and their invitees.


40. Security. Tenant hereby acknowledges that the rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties. Notwithstanding the foregoing, Landlord may elect to provide a concierge or security guard for more efficient operation of the Building Complex, and the cost thereof shall be included as a Common Area Operating Expense. Landlord is not obligated to provide such services at any time or for any length of time. Tenant expressly acknowledges that Landlord has not represented to Tenant that the Building Complex is secure and Landlord shall not be responsible for the quality of any services which may be provided hereunder or for damage or injury to Tenant, its agents, employees, invitees or others or its betterments contained in the Building Complex or the Premises due to the failure, action or inaction of such persons.


41. Reservations. Landlord reserves the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights of way, utility raceways, and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easement rights, dedication, map or restrictions.


42. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Tenant is a corporation, trust or partnership. Tenant shall within thirty (30) days after request by Landlord. deliver to Landlord evidence satisfactory to Landlord of such authority.


43. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.


44. Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to hereto.

45. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Tenant's obligations hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.


46. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.


47. Relocation of Premises. Landlord shall have the right, at its sole option, to relocate Tenant and substitute for the Premises other space with the Building Complex. Landlord shall notify Tenant with sixty (60) days prior written notice of the date Tenant will need to be relocate into the new Premises. Substitute space shall contain at least as much square footage as the Tenant's original Premises, which space thereafter shall be governed by the terms and conditions of the Lease Agreement. Such substitute Premises shall have similar building features and shall be improved with decorations and improvements at least equal in quantity and quality with Tenant original Premises. Said costs for decoration and improvements shall be at the sole expense of the Landlord. Decorations and improvement in such substitution Premises shall include, but not be limited to, moving expenses, sign relocation, door lettering and telephone relocation expenses. Tenant, at Tenant's option, may terminate this Lease within fifteen (15) days of receipt of notice to relocate from Landlord. Lease termination shall be effective on the date Tenant would have been relocated to the new Premises.


48. Temperature. Tenant shall maintain the air temperature in its leased space warm enough to prevent the freezing of plumbing and sprinkler systems, if any.


49. Confidentiality. All information contained in this Lease Agreement is hereby deemed confidential and shall not be divulged to anyone without the express written consent of Landlord except as otherwise specified in
     Section 17, and Section 26 of this Lease Agreement or as otherwise required by law.

The parties hereto have executed this Lease to be effective on the date and year first above written.



LANDLORD:                                   TENANT:

First Industrial. L.P., a Delaware          Zynex Medical, Inc.
limited partnership by First Industrial     a Colorado corporation
Realty Trust, a Maryland corporation its General partner


By: /s/ Graham Riley                        By:  /s/ Thomas Sandgaard
    ------------------------------------        --------------------------------
    Graham Riley                                Thomas Sandgaard

Its:       Regional Director                Its:      President

Address:   5350 South Roslyn Street         Address:  8100 Southpark Way,
           Suite 240                                  Unit A-9
           Greenwood Village, Colorado                Littleton, Colorado 80120
           80111


Phone:     303.220-5565                               Phone:   800-845-1771
Fax:       307.220-5585                               Fax:     800-495-6695


                                    EXHIBITS

                        Exhibit A - Depiction of Premises

                        Exhibit B - The Building Complex

                           Exhibit C - Work Agreement

                            Exhibit D - Sign Criteria

                              Exhibit E - Guaranty

                          Exhibit F - Option to Extend

                                    EXHIBIT A

                              DEPICTION OF PREMISIS
                              ---------------------

                  [Detailed architect drawing of office space]

                          8100 Southpark Way, Suite A9

                                    EXHIBIT B

                              THE BUILDING COMPLEX
                              --------------------

                            Southwest Business Center

                                [Map of Location]

                                    EXHIBIT C

                                 WORK AGREEMENT

                             (Landlord's Work Form)
                             ----------------------

a. To that certain lease made as of the 28th day of January, 2004, between First Industrial, L.P., a Delaware limited partnership as Landlord, and Zynex Medical, Inc., a Colorado corporation as Tenant, covering approximately 9,857 square feet of space located at 8100 Southpark Way, Unit A-9, Littleton, Colorado 80120.

Concurrently herewith, you as Tenant, and the undersigned, as Landlord, have executed a Lease covering the above captioned Premises (the provisions of said Lease are herein incorporated by reference as if fully set forth herein). In consideration of the execution of said Lease. Tenant and Landlord mutually agree as follows:


1. Tenant Improvement Allowance. Landlord agrees to provide Tenant with an allowance of $O.5O/SF ($4,928.50) towards any work Tenant does within the Premises. Tenant shall provide Landlord with paid receipts and lien waivers for all leasehold improvements made to the Premises. Tenant shall use a licensed general contractor who shall be required to pull a building permit for any leasehold improvements that are not cosmetic in nature (i.e. carpet/paint). Landlord will, within thirty (30) days from the receipt of the above documentation. reimburse Tenant for the total of the paid receipts or $4,928.50, whichever is less. Tenant shall use the allowance within three (3) months of lease commencement or Tenant shall forfeit said allowance.

Except as listed above. Tenant shall take delivery of the Demised Premises in substantially "as is" condition. Any other costs necessary for Tenant to open for business shall be the sole responsibility of Tenant.





LANDLORD:                                   TENANT:

First Industrial. L.P., a Delaware          Zynex Medical, Inc.
limited partnership by First Industrial     a Colorado corporation
Realty Trust, a Maryland corporation its General partner


By: /s/ Graham Riley                        By:  /s/ Thomas Sandgaard
    ------------------------------------        --------------------------------
    Graham Riley                                Thomas Sandgaard

Its:       Regional Director                Its:      President

Address:   5350 South Roslyn Street         Address:  8100 Southpark Way,
           Suite 240                                  Unit A-9
           Greenwood Village, Colorado                Littleton, Colorado 80120
           80111


Phone:     303.220-5565                               Phone:   800-845-1771
Fax:       307.220-5585                               Fax:     800-495-6695

                          SCHEDULE 1 TO WORK AGREEMENT

                     PROCEDURE AND SCHEDULES FOR COMPLETION
                     --------------------------------------
                            OF TENANT WORK BY TENANT
                            ------------------------


Tenant and Tenant's Contractor and the contracts between Tenant and Tenant's Contractors, to be entered into in connection with the performance of Tenant's Work, shall conform to the following rules, regulations, and requirements, which shall be incorporated into such contracts. Tenant shall ensure that all of Tenant's Contractors act in conformity with the provisions set forth herein. In the event of any conflict between any other terms or provisions of Tenant's contracts and the terms and provisions set forth below, the terms and provisions set forth below shall control.

     A. Tenant shall start construction of Tenant's Work in the Premises not later than ten (10) days from issuance of a building permit, and shall carry such construction to completion with all due diligence.

     B. Tenant shall submit to Landlord, in writing, at least ten (10) days prior to the commencement of construction, the following information:

          1. The names and addresses of the general, mechanical and electrical contractors, if any, Tenant intends to engage in the construction of Tenant's Work and copies of proposed contracts executed by Tenant. (The term "Contractor" as used hereinafter shall mean Tenant's general Contractor or, if Tenant does not use a general Contractor, then all Contractors with whom Tenant contracts directly for Tenant's Work. The term "Subcontractors" shall mean and refer to all entities contracting with the Contractor to complete Tenant's Work.)

          2. A proposed schedule setting forth the commencement date of construction of Tenant's Work and the date of completion of construction of Tenant's Work, fixturing work, dates for proposed interruption of services (if any required) and the date of projected opening.

          3. Copies of performance and/or labor and material bonds, as required by Landlord, from the Contractor and Subcontractors.

          4. Final itemized statement of estimated construction costs, including architectural, engineering and contracting fees.

          5. Evidence of insurance as called for herein. Tenant shall secure, pay for and maintain, or cause its Contractor(s) to secure, pay for and maintain, during the continuance of and for one (1) year after completion of construction and fixturing work within Tenant's Premises, all of the insurance policies required and in the amounts as set forth herein. Tenant shall not permit, and Tenant's contract shall prohibit its Contractor to commence any work until all required insurance has been obtained and certified copies of policies have been delivered to Landlord.

     C. Insurance: The following insurance requirements shall be complied with:

          1. Minimum Coverage -Prior to any Tenant's Work being commenced by Tenant's Contractor or Subcontractors, Tenant or Tenant's Contractor (as set forth below), shall obtain and maintain insurance with minimum coverage and limits to protect Landlord and Landlord's managing agent from the claims hereinafter set forth which may arise or result from performance of any Tenant's Work. whether such work be done by Tenant's Contractor or by any of Subcontractors or by anyone directly or indirectly employed by Tenant's Contractor or Subcontractors or by anyone for whose acts Tenant's Contractor or Subcontractors may be liable as set forth as follows (such limits may be provided by an appropriate "umbrella" policy):

          a. Workmen's Compensation insurance at the statutory limits provided for by the State of Colorado:

          b. Employer's liability insurance at a limit of not less than $100,000 for all damages arising from each accident;

          c. Comprehensive general liability insurance covering: (i) Operations Premises liability; (ii) Owner's and Contractor's protective liability;
     (iii) Completed operations: (iv) Product liability; (v) Contractual liability; (vi) Broad form property damage endorsement and property damage caused by cogitations otherwise subject to exclusion for explosion, collapse or underground damage; (vii) Fire legal liability, with the following insurance limits: Bodily Injury: $1,000,000 each occurrence; $1,000,000 aggregate completed operations products; Property Damage $500,000 each occurrence; $500.000 aggregate operations; $500,000 aggregate protective; $500,000 aggregate completed operations/products;

          d. Comprehensive automobile liability insurance covering all owned, hired or non-owned vehicles including the loading and unloading thereof with limits of no less than: Automobile Bodily Injury: $500,000 each person; $1,000,000 each occurrence: Automobile Property Damage: $500,000 each person;

          e. Physical damage insurance covering the completed value of the Tenant's Work which shall afford coverage against "all risks" for physical loss or damage.


          2. Cancellation - All such insurance shall be carried with a company or companies reasonably satisfactory to Landlord and Landlord's managing agent and the insurance described in (3). (4) and (5) above, and shall name Landlord and Landlord's managing agent and their employees and agents as additional insured parties. In addition, each policy shall provide that it will not be canceled or altered except after ten (10) days advance written notice to Landlord, and the certificate of insurance shall so state.


          3. Policy Termination -Tenant's Contractor and Subcontractors shall maintain all insurance required hereunder during the completion of Tenant's Work and for a period ending one (1) year after the date of completion of all Tenant's Work.


          4. Either Tenant or Tenant's Contractor may provide the insurance required hereunder except that Tenant's Contractor shall at a minimum provide the insurance described in (1), (2) and (3) of subparagraph 3(a) above. Prior to commencement of work by Tenant's Contractor. ~t shall deliver two (2) copies of the aforementioned policies or certificates evidencing such insurance to Landlord. All policies shall be deemed primary over any other valid or collectible insurance carried by Landlord or Landlord's managing agent. Such policies must be approved by Landlord prior to commencement of said work. Without the express written consent of the Landlord, Tenant agrees that it shell not allow any Contractor. or subcontractor to commence work within the Shopping Center until such entity has obtained the Insurance required above.


          5. Waiver of Subrogation - Tenant and Tenant's Contractor and Subcontractors shall waive all rights against each other and the subcontractors, sub-subcontractors, agents and employees, each of the other for damages caused by fire or other perils available under the normal "All Risk" I.S.0, insurance policy on the work itself and the Building.

     D. As provided above, Tenant shall notify Landlord of the names of the proposed Tenant's Work general, mechanical and electrical contractors. All Contractors and Subcontractors engaged by Tenant shall be bondable, licensed contractors, capable of performing quality workmanship and working in harmony with Landlord's general contractor and other contractors on the job. All work shall be coordinated with the general project work. Landlord shall have the right to require Tenant's Contractors and Subcontractors to provide payment and performance bonds for any or all Tenant's Work. such bonds to be paid for out of Tenant's Work Allowance if such funds are available. Any bond shall be requested and provided prior to the commencement of Tenant's Work.

     E. Tenant's Contractor and construction shall comply in all respects with applicable federal, state, county and/or local statutes, ordinances, regulations, laws and codes. All required building and other permits in connection with the construction and completion of Tenant's Work shall be obtained and paid for by Tenant out of Tenant's Work Allowance if such funds are available. If either party observes that any Tenant's Work is at variance in any respect with any applicable codes, ordinances, laws, rules and regulations, it shall promptly notify the. other party and Landlord in writing, and any necessary changes shall be made by Tenant. If Tenant's Contractor performs any Tenant's Work that it knows is contrary to such codes, laws, ordinances, rules and regulations, and fails to deliver such notice to the Tenant and Landlord, Tenant's Contractor shall assume full responsibility therefore and shall bear all costs attributable to repair, replacement or correction. Tenant and Tenant's Contractor and its subcontractors shall comply with Federal, State and local tax laws, social security acts. unemployment compensation acts and such other acts and laws as are applicable to the performance of Tenant's Work.

     F. All contracts shall be in writing, and no work shall be done except pursuant to such contracts. Tenant's contract with Tenant's Contractor shall be subject to Landlord prior written consent, which consent shall not be unreasonably withheld or delayed. Any approved contracts shall not be amended or modified without approval by Landlord, which consents shall not be unreasonably withheld or delayed. The Tenant's contract shall conform with the provisions of the Lease, including all provisions herein, and shall obligate the Tenant's Contractor to complete Landlord's Tenant's Work in accordance with the schedule referred to in Paragraph 2(b) above.

     G. Work which Landlord shall have the right to have performed on behalf of and for the benefit of Tenant shall be limited to work which Landlord deems necessary to be done on an emergency basis and which pertains to structural components, the general utility systems for the project, and the erection of temporary barricades and temporary signs, per standard project details and criteria, during construction or Tenant's Work which in Landlord's reasonable opinion is not being performed in compliance with this Schedule 1.

     H. Tenant's Work shall be subject to the inspection and reasonable approval of Landlord. Landlord's architect and general Contractor. Such inspection shall be for Landlord's sole benefit and shall in no event be construed as any benefit to, nor may Tenant rely thereon. All of Tenant's Work shall be first quality.

     I. Tenant shall apply and pay for all utility meters except where metered service is provided by Landlord or public service agency.

     J. The Tenant's contract shall include a statement requiring the Contractor and all Subcontractors, laborers. and material men to execute a lien waiver for any interim and final payments. A copy of the executed waiver or notice of refusal is to be immediately forwarded to the Landlord.

     K. Tenant and Tenant's Contractor shall indemnify and hold harmless Landlord and representatives, agents and employees from and against all claims, damages, losses, and expenses, including, but not limited to, reasonable attorney's fees arising out of or resulting from the performance of Tenant's Work or Tenant's Contractor's performance of the Tenant's contract which are:
(a) caused in whole or in part by any negligence or omission of Tenant's Contractor, any subcontractor or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable; and (b) attributable to bodily injury, sickness, disease or death, or the destruction of tangible personal property, including loss of use resulting from any of the foregoing acts and all Tenant's Work contracts shall reflect this indemnity. In any and all claims against the Landlord or its representatives or any of their agents or employees or by an employee of Tenant's Contractor, any subcontractor, anyone directly or indirectly employed by any of them. or anyone for whose acts any of them may be liable. The indemnification obligation under the Paragraph 14 shall not be limited in any way by any limitation on the amount or type of damages. compensation or benefits payable by or for the Tenant's Contractor or any Subcontractor under the Workers Compensation Act, disability benefit acts, or other employee benefit acts.

     L. In the event a Subcontractor or materialman files a mechanics' lien as a result of performing work pursuant to Tenant's contract then Tenant's Contractor shall indemnify the Tenant and Landlord from said lien and shall, when requested by the Tenant and/or Landlord, pay the amount requested to release the lien or furnish Tenant and Landlord (as Landlord or Tenant may specify) either a bond sufficient to discharge the lien or deposit in an escrow approved by Landlord and Tenant a sum equal to 150% of the amount of such lien. Subject to any restrictions thereon posed by any mortgagee' of Landlord. Tenant's Contractor shall have the right and opportunity, in cooperation with Landlord and Tenant, to contest the validity of any such mechanics' lien by such legal means as are available, including the right to prosecute any appeals which may be permitted by law so long as during the pendency of any contest or appeal, the Tenant's Contractor shall effectively stay or prevent any official or judicial sale of any of the real property or improvements comprising the building, upon execution or otherwise, and so long as the Tenant's Contractor pays any final judgment entered with respect to any such mechanics' lien and thereafter procures and records, within a reasonable time, record satisfaction thereof. In the event the Tenant and Landlord shall be a party to any such coiltest or appeal, or any other action resulting from or arising out of the performance of the work by Tenant's Contractor (or any of its subcontractors, agents, or employees), Tenant's Contractor shall be responsible for all legal fees and other costs and expenses incurred by Landlord and Tenant in any such action. Landlord and Tenant shall have the right to obtain separate counsel of their choice at Tenant's Contractor's expense. In the event that Tenant's Contractor fails to pay the lien or provide a bond or cash escrow, or otherwise fails to fully satisfy and obtain the release of any lien or claim in accordance with the provisions hereof. Tenant's Contractor shall be obligated to pay to Tenant or Landlord, as the case may be, all monies that the latter may pay in discharging any such lien including all costs and reasonable attorneys' fees incurred by Landlord or Tenant in settling, defending against, appealing or in any other manner dealing with any such lien.

     M. All risk of loss to all property of the Tenant and Tenant's Contractor and its subcontractors. Including, but not limited to, tools and materials located on the Premises. shall be the sole and exclusive responsibility of the Tenant and Tenant's Contractor and its subcontractors, and the Landlord shall have no responsibility therefore.

     N. If Tenant or Tenant's Contractor is adjudicated a bankrupt, or if Tenant or Tenant's Contractor makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of Tenant's Contractor's insolvency, or if Tenant's Contractor persistently or repeatedly refuses or falls, except in cases where delay is justified, to supply enough properly skilled workmen or proper materials or if Tenant's Contractor persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of a provision of Tenant's contact, then the Tenant (or Landlord in the event of Tenant's bankruptcy. default. or assignment to creditors) may, without prejudice to any right or remedy and after giving the Tenant's Contractor and its surety, if any, seven (7) business days' written notice, terminate Tenant's contract with the Contractor and in the event of Contractor's default take possession of all materials, equipment, tools, construction equipment and machinery thereon owned by Tenant's Contractor and shall thereafter finish all Tenant's Work being constructed and previously contracted for by Tenant's Contractor by whatever method it may deem expedient. In such case. Tenant's Contractor shall not be entitled to receive any further payments from Tenant until completion of all Tenant's Work; provided, however, that the Tenant's actions shall not release Tenant's Contactor from any obligations to Tenant arising from its performance or nonperformance under any contracts prior to the date of such termination. Following the completion of such uncompleted Tenant's Work, Tenant shall pay the Tenant's Contractor an amount equal to the aggregate of the amounts actually due under Tenant's contract at the time of the termination of the contract. less the cost to Tenant of completing all the Tenant's Work. Upon termination of Tenant's contract, Tenant's Contractor shall execute and deliver all documents and take all steps, including the legal assignment of Tenant's Contractor contractual rights as the Tenant may require for the purpose of fully vesting in Tenant the rights and benefits of the Tenant's Contractor under Tenant's contract, and arising out of it. Tenant shall also pay to the Tenant's Contractor fair rental for any equipment retained.

     0. Tenant's Contractor shall warrant and agree, at its expense, and at no expense whatsoever to Landlord or Tenant to correct or cause to be corrected any defects in the Tenant's Work (including, but not limited to, latent defects or defects due to defective workmanship or materials whether supplied, installed or performed by Tenant's Contractor or any Subcontractor or supplier) which occur within one (1) year after Tenant's Contractor has substantially completed the Tenant's Work, including completion of all punchlist items, (as evidenced by the Tenant's acceptance of such Work) or for such longer period as may be set forth in the Tenant's contract. Tenant's Contractor shall require a similar warranty in all Subcontracts, and shall deliver to Landlord and Tenant, together with appropriate assignments, if required, all warranties of subcontractors and suppliers of materials, components and equipment furnished and installed in connection with such Tenant's Work. Tenant's Contractor further agrees that all guaranties and warranties relating to any Tenant's Work or any materials incorporated into the Tenant's Work shall be extended to and given to both the Landlord and the Tenant, as their respective interests in such Tenant's Work exist, as more particularly set forth in the Lease between the Landlord and Tenant.

     P. Landlord shall have no obligation with respect to Tenant's Contractor except for the provision to Tenant's Contractor of those services which Landlord provides to other tenant finish contractors in the Building Complex without preference or privileges.

     Q. Landlord and Landlord's contractor shall have the right, from time to time as may be required, to inspect or perform work within the Premises. Such inspections or work shall not conflict with Tenant's Contractor's work in the Premises unless it is necessary in an emergency situation Further, Landlord shall have the right to suspend Tenant's Contractor's work in the Premises if such work, in the reasonable opinion of Landlord or of Landlord's contractor, is presenting or may present a danger to life, safety, or property, or in an emergency situation.

     R. Tenant shall give Landlord reasonable prior notice to all inspections, punchouts and other reviews during the course of construction so that Landlord may observe such events. Further. Landlord shall be likewise informed of all building Department inspections and requirements for issuance of the Certificate of Occupancy for the Premises. Landlord's observation of any such events shall, in no event be construed or interpreted as a review or approval by Landlord of any such work nor shall it prevent Landlord, if it thereafter discovers any deficiency in such Work, from requiring correction thereof as otherwise provided herein. Tenant's Contractor shall be solely responsible for obtaining such Certificate of Occupancy and shall submit to Landlord the original thereof prior to Tenant's occupancy of the Premises for the purpose of conducting business.

     S. Provided the same is performed in a reasonable manner. Landlord's engineer or other agent shall have the option of reviewing all equipment and materials to be used in the construction of the Tenant's Work and all such work prior to Tenant move-in. Such review shall in no event constitute approval by Landlord.

     T. Tenant's Contractor will not store materials or supplies in, about, or outside the Building Complex (other than within the Premises) without the prior approval of the Landlord and Landlord's contractor.

     U. Tenant's Contractor will provide, at all times, direct supervision of any and all work being performed for the Tenant including the delivery and hoisting of materials, if necessary.

     V. Tenant's Contractor will cooperate with Landlord to dispose of refuse resulting from Tenant's Work. This may include the use of Landlord's dumpster and a proration of charges associated with such use or at Landlord's option and Tenant's sole cost and expense the placement of Tenant Contractor's dumpster at a location specified by Landlord.

     W. If my legal action or arbitration proceeding is commenced in order to enforce the provisions of Tenant's contract or to recover damages as a result of the alleged breach of the provisions thereof, the prevailing party in any such action or proceeding shall be entitled to recover all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

                                    EXHIBIT D

                                  SIGN CRITERIA


     These criteria have been established for the purpose of assuring a quality business park and for the mutual benefit of all Tenants. Conformance will be strictly enforced, and any installed nonconforming or unapproved signs must be brought in conformance at the expense of the Tenant. ANY SIGN THAT DOES NOT CONFORM TO THESE REGULATIONS WILL BE REMOVED AND REPLACED WITH A CONFORMING SIGN AT TENANTS EXPENSE.

     It will be the sole responsibility of the Tenant to conform to the terms of this Sign Criteria as follows:

     A. General Requirements:

          1. Within thirty (30) days after execution of this Lease. Tenant will provide, at its sole cost and expense, the Tenant's portion of the sign in conformance with the criteria below.

          2. The sign base complete with the unit number has been provided on the building. The sign base is the property of the Landlord.

          3. Tenant identification shall be restricted to the Tenant portion of the sign except for item "A" below.

          4. The lettering/logo and installation of the Tenant portion of the sign on the sign base shall be paid for by Tenant and remain the property of Landlord. All letters and other scripting shall be consistent in color and style with the lettering on the base and in good taste, in the opinion of Landlord.

          5. Tenant shall submit to Landlord for its approval all copy and/or logo prior to installation of the Tenant portion of the sign.

          6. Upon Lease termination, Tenant shall remove its sign and return the premises to their original condition.

          7. No electrical or audible signs will be allowed.

          8. Except as provided herein, no banners, pennants, placards, freestanding signs, or signs affixed to automobiles or trailers are allowed on the building. in the landscaped areas, or on streets or, parking area. The restriction pertaining to automobiles or trailers does not apply to magnetic or painted identification signs placed on company or private vehicles for use in the normal course of business.

          9. All signs will be reviewed for conformance with this criteria and overall aesthetics and design quality Approval or disapproval of sign submittals based on aesthetics shall remain the sole right of the Landlord.

          10. Each Tenant shall submit or cause to be submitted to Landlord for approval before fabrication at least four (4) copies of detailed drawings indicating location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

          11. All permits for signs and their installation shall be obtained by the Tenant or their representative at Tenant's cost and expense and will comply with all appropriate government requirements. Nothing in this criteria shall imply a waiver of requirements by the local authorities.

          12. Tenant shall be responsible for the fulfillment of all requirements and specifications.

          13. All signs shall be constructed and installed at Tenant's expense


     B. Specific Requirements:

     1. None

     2.

     3.

     4.





LANDLORD:                                   TENANT:

First Industrial. L.P., a Delaware          Zynex Medical, Inc.
limited partnership by First Industrial     a Colorado corporation
Realty Trust, a Maryland corporation its General partner


By: /s/ Graham Riley                        By:  /s/ Thomas Sandgaard
    ------------------------------------        --------------------------------
    Graham Riley                                Thomas Sandgaard

Its:       Regional Director                Its:      President

Address:   5350 South Roslyn Street         Address:  8100 Southpark Way,
           Suite 240                                  Unit A-9
           Greenwood Village, Colorado                Littleton, Colorado 80120
           80111


Phone:     303.220-5565                               Phone:   800-845-1771
Fax:       307.220-5585                               Fax:     800-495-6695

                                    EXHIBIT E

                                    GUARANTY

     THIS GUARANTY is given as of this 28th day of January, 2004, by Thomas Sandgaard (hereinafter referred to as "Guarantor"), whose home address is 10506
S. Kalahari Ct., Littleton, Colorado 80124.


                              W I T N E S S E T H:

     WHEREAS, First Industrial, L.P., a Delaware limited partnership ("Landlord") is willing to execute that certain Lease Agreement (the "Lease") dated the __ day of _________,2004, between Landlord and Zynex Medical, Inc., a Colorado corporation ("Tenant") pertaining to approximately 9,857 square feet of space in the Building located at 8100 Southpark Way, in the City of Littleton, State of Colorado, known as Suite A-9 (the "Premises") on condition of receiving the Guaranty from the Guarantor as herein contained;

     NOW, THEREFORE, for and in consideration of leasing the Premises by the Landlord to Tenant in accordance with the terms and provisions of the Lease, which Lease is executed concurrently herewith, to induce Landlord to execute and deliver the Lease and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, Guarantor hereby agrees as follows.

     1. Guarantor hereby represents and warrants to Landlord that:

          a. Guarantor acknowledges that Guarantor is financially interested in Tenant.

          b. Guarantor further warrants and represents that the financial information provided to Landlord by Tenant and Guarantor, upon which Landlord may have relied in entering into the Lease, is currently accurate.

          c. This Guaranty has been duly executed and delivered by the authorized of guarantor and constitutes lawful, binding and legally enforceable obligations.

     2. Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees the prompt and faithful performance of all of the terms and provisions of the Lease by Tenant and any assignee of Tenant, including, but not limited to, the payment of all installments of rent and other sums due to Landlord thereunder. Guarantor does hereby waive each and every notice to which Guarantor may be entitled under said Lease, or otherwise. and expressly consents to any extension of time, leniency, modification, waiver, forbearance, or any change which may be made in any term and condition of the Lease, and no such change, modification, extension, waiver, or forbearance shall release Guarantor from any liability or obligation hereby incurred or assumed. Guarantor further expressly waives any notice of default in or under any of the terms of the Lease, notice of acceptance of this Guaranty, and all setoffs and counterclaims; provided, however, Guarantor shall be given the same right to cure Tenant's default as that afforded Tenant under the Lease.

     3. It is specifically understood and agreed that, in the event of a default by Tenant of the terms and provisions of the Lease and after the expiration of any applicable grace period, Landlord shall be entitled to commence any action or proceeding against the Guarantor or otherwise exercise any available remedy at law or in equity to enforce the provisions of this Guaranty without first commencing any action or otherwise proceeding against Tenant or otherwise exhausting any or all of its available remedies against Tenant, it being expressly agreed by the undersigned that its liability under this Guaranty shall be primary. Landlord may maintain successive actions for other defaults. Its rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions, until and unless all obligations hereby guaranteed have been paid and fully performed.

     4. In the event that any action be commenced by Landlord to enforce the provisions of this Guaranty, Landlord shall be entitled, if it shall prevail in any such action or proceeding, to recover from Guarantor all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

     5. No payment by Guarantor shall entitle Guarantor under any obligations owed by Tenant to Guarantor, by subrogation or otherwise. to any payment by Tenant under or out of the property of the Tenant, including specifically, but not limited to, the revenues derived from the Premises

     6. This Guaranty shall inure to the benefit of Landlord, its heirs, personal representatives, successors, and assigns and shall be binding upon the heirs, personal representatives, successors, and assigns of the Guarantor.

     7. The liability of the Guarantor hereunder shall in no way be affected by, and Guarantor expressly waives any defenses that may arise by reason of, (a) the release or discharge of the Tenant in any creditors', receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant's said liability under the Lease, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision In any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the modification, assignment or transfer of the Lease by the Tenant; (e) any disability or other defense of the Tenant; or (f) the cessation from any cause whatsoever of the liability of the Tenant.

     8. Guarantor agrees that in the event Tenant shall become insolvent or shall he adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or similar relief under any present or future provisions of the Federal Bankruptcy Code, or any similar law or statute of the United States or any State thereof, or if such a petition filed by creditors of Tenant shall be approved by a Court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future Federal or State law or if a receiver of all or part of its property and assets is appointed by any State or Federal court:

          a. If the Lease shall be terminated or rejected, or the obligations of Tenant thereunder shall be modified. Landlord shall have the option either
     (i) to require the undersigned, and the undersigned, hereby so agree, to execute and deliver to Landlord a new lease as tenant for the balance of the term then remaining as provided in the Lease and upon the same terms and conditions as set forth therein, or (ii) to recover from the undersigned that which Landlord would be entitled to recover from Tenant under the Lease in the event of a termination of the License by Landlord because of a default by Tenant, and such shall be recoverable from the undersigned without regard to whether Landlord is entitled to recover the same from Tenant in any such proceeding.

          b. If any obligation under the Lease is performed by Tenant and all or any part of such performance is avoided or recovered from Landlord as a preference, fraudulent transfer or otherwise, in any bankruptcy, insolvency, liquidation, reorganization or other proceeding involving Tenant, the liability of Guarantor under this Guaranty shall remain in full force and effect.

          c. As further security for the payment of amounts under this Guaranty. Guarantor will file all claims against Tenant upon any indebtedness of Tenant to the undersigned in any bankruptcy or other proceeding in which the filing of claims is required by law and will assign to Landlord all rights of the undersigned thereunder, to the extent of Guarantor's obligations under this Guaranty. If Guarantor does not file any such claim, Landlord, as attorney-in-fact for Guarantor is hereby authorized to do so in the name of Guarantor or, in Landlord's discretion, to assign the claim and to cause proof of claim to be filed in the name of Landlord's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Landlord the full amount thereof, and, to the full extent necessary for that purpose, Guarantor hereby assigns to Landlord all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled.

          This Guaranty shall be enforced with the laws of the State of Colorado and shall be deemed executed in the County of Arapahoe, State of Colorado. Guarantor hereby consents to and submits to the jurisdiction of the federal and state courts located in the State of Colorado and any action or suit under this Guaranty by Guarantor shall only be brought in the federal or state court with appropriate under the Guaranty, and hereby waives any defenses based on the venue, inconvenience of the forum, lack of personal jurisdiction, the sufficiency of service and processor the like in ay such action or suit brought in the State of Colorado.


/s/ Thomas Sandgaard
-----------------------------------------------
Thomas Sandgaard

Social Security Number: XXX-XX-XXXX
                        -----------

or (Tax ID Number):


STATE OF   Colorado
           ------------------------------------

COUNTY OF  Arapahoe
          -------------------------------------


     The foregoing instrument was acknowledged before me this 28th day of January, 2004 by Thomas Sandgaard .



     Witness my hand and official seal.

     My commission expires: 10-24-2005           )       Rhonda S. Tuley
                            ----------           ) ss    Notary Public
                                                 )       State of Colorado
                                                         /s/ Rhonda S. Tuley
                                                         -------------------
                                                         Notary Public

                                    EXHIBIT E

                                OPTION TO EXTEND


                                    (Market)


     As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant an option (the "Option") to extend the term of this Lease for one (1) additional term of five (5) years (the "Option Term"). The Option shall apply to all space then under the Lease at the time the Option Term would commence and shall be on the following terms and conditions:

          A. Written notice of Tenant's interest in exercising the Option shall be given to Landlord not earlier than twelve (12) months and not later than six (6)months prior to the expiration of the Primary Lease Term ("Tenant's Notice"). Not later than thirty (30) days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the terms, conditions and rental rate applicable during the Option Term, in accordance with subparagraph E below ("Landlord's Notice")

          B. Tenant shall have ten (10) days following Tenant's receipt of Landlord's Notice within which to exercise the Option by delivering written notice of such exercise to Landlord under the terms, conditions and rental rate set forth in Landlord's Notice. If Tenant gives such Notice and provided the other conditions to the extension have been satisfied, the term of the Lease shall be automatically extended for the Option Term without requiring further action by the parties; provided, however, the parties shall execute an amendment to the Lease to confirm the terms of the extension.

          C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, the Option shall terminate and the Lease shall expire in accordance with its terms, at the end of the Primary Lease Term.

          D. Tenant's Option to extend shall continue only if as of the date of Tenant's Notice or as of the date of commencement of the Option Term. Tenant (i) shall not be in default under the Lease at the time of exercise of the option or at the time of the commencement of the Option Terms; (ii) Tenant shall not have sublet more than twenty-five percent (25%) of the Premises nor assigned its interest in the Lease nor vacated the Premises; or (iii) Tenant shall not have been sent more than two (2) letters notifying Tenant of noncompliance with the terms and conditions of the Lease during Tenant's tenancy.

          E. The Option granted hereunder shall be upon the same terms and conditions of this Lease, except for the rental to be paid by Tenant, and except there shall be no further option to extend the Lease. The Base Rent applicable during each Option Term shall be comparable to that for comparable space in a comparable building complex as of the date of Landlord's Notice but in no event shall the rate be less than the Base Rent which Tenant is paying immediately prior to commencement of the Option Term.

          F. After exercise of the Option to extend for one terms above described, there shall be no further rights on the part of Tenant to extend the term of the Lease.







LANDLORD:                                   TENANT:

First Industrial. L.P., a Delaware          Zynex Medical, Inc.
limited partnership by First Industrial     a Colorado corporation
Realty Trust, a Maryland corporation its General partner


By: /s/ Graham Riley                        By:  /s/ Thomas Sandgaard
    ------------------------------------        --------------------------------
    Graham Riley                                Thomas Sandgaard

Its:       Regional Director                Its:      President

Address:   5350 South Roslyn Street         Address:  8100 Southpark Way,
           Suite 240                                  Unit A-9
           Greenwood Village, Colorado                Littleton, Colorado 80120
           80111


Phone:     303.220-5565                               Phone:   800-845-1771
Fax:       307.220-5585                               Fax:     800-495-6695

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